Exhibit 31.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT

I, Eyal Hen, certify that:

1.    I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Rekor Systems, Inc.

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 14, 2019	/s/ Eyal Hen
Eyal Hen
Chief Financial Officer
Principal Financial and Accounting Officer